Filed pursuant to Rule 497
File No. 333-204996
Rule 482ad

May 8, 2017

Gladstone Investment Corporation Announces Common Stock Offering

MCLEAN, VA, May 8, 2017 (GLOBE NEWSWIRE) – Gladstone Investment Corporation (NASDAQ: GAIN) (the “Company”) today announced that it plans to sell shares of common stock in an underwritten public offering. The Company also plans to grant the underwriters a 30-day option to purchase additional shares of common stock on the same terms and conditions solely to cover over-allotments, if any. Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), are serving as the offering’s joint book-running managers, William Blair & Company, L.L.C., Wunderlich Securities, Inc. and Maxim Group LLC are serving as co-lead managers and BB&T Capital Markets, a division of BB&T Securities, LLC, Nomura Securities International, Inc., J.J.B. Hilliard, W.L. Lyons, LLC and Wedbush Securities Inc. are serving as co-managers.

The Company intends to use the net proceeds from this offering to repay outstanding borrowings under its revolving credit facility and for other general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated today, and the accompanying prospectus, dated July 28, 2016, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the Securities and Exchange Commission (File No. 333-204996).

To obtain a copy of the preliminary prospectus supplement for this offering and the accompanying prospectus, please contact: Janney Montgomery Scott LLC, 60 State Street, Boston, MA 02109, Attention: Equity Capital Markets Group or prospectus@janney.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Investment Corporation: Gladstone Investment Corporation is a publicly traded business development company that seeks to make debt and equity investments in lower middle market businesses in the United States in connection with acquisitions, changes in control and recapitalizations. The Company has paid 142 consecutive monthly cash distributions on its common stock.

CONTACT: Investor Relations Inquiries: Please call +1-703-287-5893.